UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

OnKure Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40315	47-2309515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6707 Winchester Circle, #400
Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 307-2892

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OKUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

OnKure Therapeutics, Inc. (the “Company”) amended and restated its 2024 Equity Incentive Plan (the “A&R 2024 Plan”), effective as of June 3, 2026 upon approval by the stockholders of the Company at the Annual Meeting (as defined below).

The amendments to the Company’s 2024 Equity Incentive Plan included (1) a one-time increase to the number of shares of common stock reserved for issuance by approximately 8% of the Company’s outstanding shares (3,231,638 shares), (2) an amendment to the annual “evergreen” provision to remove the annual limit of 2,407,100 shares (which, prior to the 1:10 reverse stock split effected on October 4, 2024, had been 24,071,000 shares), while maintaining the annual increase at 5% of the Company’s outstanding shares, and (3) limiting the number of shares that can be issued as incentive stock options under the plan.

The material terms of the A&R 2024 Plan are described in “Proposal No. 3: Approval of the OnKure Therapeutics, Inc. Amended and Restated 2024 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the A&R 2024 Plan is qualified in its entirety by reference to the text of the A&R 2024 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Proxy Statement.

Proposal No. 1: Election of Directors

R. Michael Carruthers, Valerie M. Jansen, M.D., Ph.D. and Edward T. Mathers were each elected to serve as a Class II director of the Company’s Board of Directors until the 2029 Annual Meeting of Stockholders and until their respective successors are elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
R. Michael Carruthers	19,776,757	147,236	5,466,123
Valerie M. Jansen, M.D., Ph.D.	17,796,919	2,127,074	5,466,123
Edward T. Mathers	19,855,396	68,597	5,466,123

Proposal No. 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following votes:

For	Against	Abstentions	Broker Non-Votes
25,329,425	60,370	321	-

Proposal No. 3: Approval of the Amended and Restated 2024 Equity Incentive Plan

The stockholders approved the amendment and restatement of the Company’s 2024 Equity Incentive Plan, by the following votes:

For	Against	Abstentions	Broker Non-Votes
16,431,575	3,490,523	1,895	5,466,123

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONKURE THERAPEUTICS, INC.

Date:	June 4, 2026	By:	/s/ Jason Leverone
Name: Jason Leverone Title: Chief Financial Officer